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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 1, 2002

                            PRO-FAC COOPERATIVE, INC.
               (Exact Name of Registrant as Specified in Charter)

                 New York                                0-20539                           16-6036816
----------------------------------------------    ------------------------   -----------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)   (IRS Employer Identification Number)

                  90 Linden Oaks, Rochester, New York        14603
             -----------------------------------------   -------------
              (Address of Principal Executive Offices)     (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850

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                                Page 1 of 4 Pages




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Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired.

         None

     (b) Pro-Forma Financial Information.

         None

     (c) Exhibits


         Exhibit No.       Description
         -----------       -----------
         99.1              Information Statement delivered to Common Members of Pro-Fac Cooperative, Inc.
                           ("Pro-Fac") on July 1, 2002, together with Annexes thereto

                           Annex 1 -    Schedule of Regional Membership Meetings

                           Annex 2 -    Section 623 of the New York Business Corporation Law

                           Annex 3 -    Financial Statements (Consolidated financial statements of Pro-Fac for the fiscal year ended June 30, 2001, incorporated by reference from Pro-Fac's Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and for the nine months ended March 30, 2002, incorporated by reference from Pro-Fac's Quarterly Report on Form
                                        10-Q for the fiscal quarter ended March 30, 2002)

                           Annex 4 -    Unit Purchase Agreement dated June 20, 2002 (filed as Exhibit 2.1 to Pro-Fac's Current Report on Form 8-K filed on June 21, 2002 and incorporated by reference herein)

                           Annex 5 -    Form of Termination Agreement (filed as part of Exhibit 2.1 to
                                        Pro-Fac's Current Report on Form 8-K filed on June 21, 2002 and incorporated by reference herein)

                           Annex 6 -    Form of Amended and Restated Marketing and Facilitation Agreement
                                        (filed as part of Exhibit 2.1 to Pro-Fac's Current Report on Form
                                        8-K filed on June 21, 2002 and incorporated by reference herein)

                           Annex 7 -    Fairness Opinion dated June 20, 2002

                           Annex 8 -    Form of Restated Certificate of Incorporation and Bylaws of
                                        Pro-Fac

Item 9. Regulation FD Disclosure

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is an Information Statement distributed by Pro-Fac to its Common Members on July 1, 2002. This information is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933. Additionally, the submission of this Report on Form 8-K is not an admission as to the materiality of any information in this Report that is required to be disclosed solely by Regulation FD.



                                       2




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRO-FAC COOPERATIVE, INC.


Date:    July 1, 2002                    By: /s/ Earl L. Powers
                                            -----------------------------------
                                            Earl L. Powers,
                                            Treasurer
                                            (Principal Financial Officer and
                                            Principal Accounting Officer)

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------
99.1              Information Statement delivered to Common Members of Pro-Fac Cooperative, Inc.
                  ("Pro-Fac") on July 1, 2002, together with Annexes thereto

                  Annex 1 -   Schedule of Regional Membership Meetings

                  Annex 2 -   Section 623 of the New York Business Corporation Law

                  Annex 3 -   Financial Statements (Consolidated financial statements of Pro-Fac for the fiscal year ended June 30, 2001, incorporated by reference from Pro-Fac's
                              Annual Report on Form 10-K for the fiscal year ended June 30, 2001, and for the nine months ended March 30, 2002, incorporated by reference from
                              Pro-Fac's Quarterly Report on Form 10-Q for the fiscal quarter ended March
                              30, 2002)

                  Annex 4 -   Unit Purchase Agreement dated June 20, 2002 (filed as Exhibit 2.1 to
                              Pro-Fac's Current Report on Form 8-K filed on June 21, 2002 and incorporated by reference herein)

                  Annex 5 -   Form of Termination Agreement (filed as part of Exhibit 2.1 to Pro-Fac's
                              Current Report on Form 8-K filed on June 21, 2002 and incorporated by reference herein)

                  Annex 6 -   Form of Amended and Restated Marketing and Facilitation Agreement (filed as part of Exhibit 2.1 to Pro-Fac's Current Report on Form 8-K filed on June
                              21, 2002 and incorporated by reference herein)

                  Annex 7 -   Fairness Opinion dated June 20, 2002

                  Annex 8 -   Form of Restated Certificate of Incorporation and Bylaws of Pro-Fac



                        STATEMENT OF DIFFERENCES
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The section symbol shall be expressed as.............................. 'SS'